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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  March 11, 2002


                              Cardinal Health, Inc.
             (Exact name of registrant as specified in its charter)

           Ohio                         0-12591                  31-0958666
(State or other jurisdiction            (Commission              (IRS Employer
of incorporation)                        File Number)             Identification
                                                                  Number)



   7000 Cardinal Place, Dublin, Ohio                                     43017
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code (614) 757-7000
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Item 7.  Financial Statements and Exhibits

         The following exhibit is filed with this report:

         1        Form of Underwriting Agreement between Cardinal Health, Inc.
                  and certain underwriters relating to the proposed issuance of debt securities by Cardinal Health, Inc.

         99(a) Statement regarding computation of ratios of earnings to fixed charges.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CARDINAL HEALTH, INC.



Date:  March 11, 2002                         By: /s/ Paul S. Williams
                                                  ----------------------------
                                                       Paul S. Williams
                                                       Executive Vice President